                                                                   EXHIBIT 10.43


                    AMENDED AND RESTATED SECURITY AGREEMENT


                 THIS AMENDED AND RESTATED SECURITY AGREEMENT (this "Security Agreement") dated effective as of June 30, 1995 is made by AMERICAN ECOLOGY RECYCLE CENTER, INC., a Delaware corporation, AMERICAN ECOLOGY SERVICES CORPORATION, a Delaware corporation, AMERICAN ECOLOGY MANAGEMENT CORPORATION, a Delaware corporation, AMERICAN ECOLOGY INTERNATIONAL, INC., a Delaware corporation, AMERICAN ECOLOGY ENVIRONMENTAL SERVICES CORPORATION, a Texas corporation, TEXAS ECOLOGISTS, INC., a Texas corporation, TRANSTEC ENVIRONMENTAL, INC., a Ohio corporation, US ECOLOGY, INC., a California corporation, WPI TRANSPORTATION, INC., a Texas corporation and WPI WASTE CARRIERS, INC., a Texas corporation (individually, each a "Grantor" and collectively, the "Grantors") with offices located at 5333 Westheimer, Suite 1000, Houston, Texas 77056, in favor of TEXAS COMMERCE BANK NATIONAL ASSOCIATION, a national banking association (the "Secured Party").

                             PRELIMINARY STATEMENT

                 WHEREAS, the Grantors executed that one certain Security Agreement dated as of December 1, 1994 (the "Original Security Agreement") in favor of the Secured Party, as agent and as a bank, as security for the obligations of the Borrower under that certain Amended and Restated Credit Agreement dated of December 1, 1994; and

                 WHEREAS, the Secured Party, American Ecology Corporation, a Delaware corporation (the "Borrower") and the Grantors, as guarantors, have entered into a Second Amended and Restated Credit Agreement dated effective as of even date herewith (said Second Amendment and Restated Credit Agreement, as it may hereafter be amended or otherwise modified from time to time, being the Credit Agreement) under the terms of the which the Secured Party has agreed to make various loans to the Borrower up to a total of $35,000,000.00; and

                 WHEREAS, it is a condition precedent to the obligation of the Secured Party to make the loans to the Borrower under the Credit Agreement that each Grantor execute and deliver this Security Agreement to the Secured
Party in amendment and restatement of the Original Security Agreement and continuation of the liens in respect thereof, and the Grantors desire to execute this Security Agreement in order to satisfy such condition precedent.

                 NOW THEREFORE, in consideration of the premises and in order to induce the Secured Party to make the loans to the Borrower under the Credit Agreement, the Grantors hereby agree as follows:
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                 SECTION 1.  Defined Terms.  "UCC" means the Uniform Commercial
Code as in effect on the date hereof in the State of Texas, provided that if by mandatory provisions of law, the perfection or the effect of perfection or non-perfection of the security interests granted pursuant to Section 2 hereof, as well as all other security interests created or assigned as additional security for the Obligations pursuant to the provisions of this Security Agreement, in any Collateral is governed by the UCC as in effect in such other jurisdiction other than Texas, "UCC" means the UCC as in effect in such other jurisdiction for purposes of the provisions hereof relating to such perfection or effect of perfection or non-perfection.

                 SECTION 2. Grant of Security. Each Grantor hereby assigns and pledges to the Secured Party, and hereby grants to the Secured Party, a security interest in, all of the Grantor's right, title and interest in and to the following, whether presently held or hereafter acquired (the "Collateral"):

                 (a) All accounts (as defined in the UCC), receivables, accounts receivable, lease receivables, contract rights, chattel paper, drafts, acceptances, instruments, writings evidencing a monetary obligation or a security interest or a lease of goods, general intangibles and other obligations of any kind, now or hereafter existing, whether or not arising out of or in connection with the sale or lease of goods or the rendering of services, and all rights now or hereafter existing in and to all security agreements, leases, and other contracts securing or otherwise relating to any such accounts, receivables, accounts receivable, lease receivables, contract rights, chattel paper, drafts, acceptances, instruments, writings evidencing a monetary obligation or a security interest or a lease of goods, general intangibles or obligations (any and all of the foregoing being the "Receivables"); and

                 (b) All equipment (as defined in the UCC) and all machinery, chattels, tools, dies, jigs, molds, parts, machine tools, furniture, furnishings, fixtures, rolling stock, cars, trucks, trailers, tractors, cabs, engines, motors, parts and supplies of every nature wherever located, including all additions, accessories and improvements thereto and substitutions therefor (any and all of the foregoing being the "Equipment"); and

                 (c) All inventory (as defined in the UCC) in all of its forms, wherever located, now or hereafter existing and whether acquired by purchase, merger or otherwise and all raw materials and work in process therefor, all finished goods thereof and all materials used or consumed in the manufacture, packing, shipping, advertising, selling, leasing or production thereof, goods in which each Grantor has an interest in mass or joint or other interest or right of any kind and goods which are returned to or repossessed by each Grantor, and all accessions thereto and products thereof and documents therefor (any and all of the foregoing being the "Inventory"); and


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                 (d)      All licenses, permits, leases, operating agreements
         and rights of any kind to store, process, transport, dispose of, treat or otherwise deal with chemical, radioactive or other types of hazardous wastes or other materials, including, without limitation, those items listed on Schedule 2(d) hereto.

                 (de) All products and proceeds of any and all of the foregoing Collateral and, to the extent not otherwise included, all payments under insurance or any indemnity, warranty or guaranty, payable by reason of loss or damage to or otherwise with respect to any of the foregoing Collateral.

                 The inclusion of proceeds in this Security Agreement does not authorize the Grantors to sell, dispose of or otherwise use the Collateral in any manner not specifically authorized hereby.

                 SECTION 3. Security for Obligations. This Security Agreement secures the prompt and complete (a) payment and performance of all obligations of the Borrower and the Grantors to the Secured Party now or hereafter existing under the Revolving Credit Note, the Fee Capitalization Note and the Term Note and any duties or obligations of the Borrower and the Grantors under the Credit Agreement, including letters of credit, and the other Loan Documents, and (b) performance and observance by the Borrower and the Grantors of all covenants and conditions contained in the Credit Agreement, this Security Agreement and any other Loan Document to which it is a party, and in any case whether for principal, interest, fees, expenses or otherwise, including without limitation,
Article IX of the Credit Agreement (all such obligations, covenants and conditions described in the foregoing clauses (a) and (b) being hereinafter collectively referred to as the "Secured Obligations").

                 SECTION 4. Grantor Remain Liable. Anything herein to the contrary notwithstanding, (a) the Grantors shall remain liable under the contracts and agreements included in the Collateral to the extent set forth therein to perform all of its duties and obligations thereunder to the same extent as if this Security Agreement had not been executed, (b) the exercise by the Secured Party of any of the rights hereunder shall not release the Grantors from any of its duties or obligations under the contracts and agreements included in the Collateral, and (c) the Secured Party shall not have any obligation or liability under the contracts and agreements included in the Collateral by reason of this Security Agreement, nor shall the Secured Party be obligated to perform any of the obligations or duties of the Grantors thereunder or to take any action to collect or enforce any claim for payment assigned hereunder.

                 SECTION 5. Representations and Warranties. Each Grantor represents and warrants as follows:

                 (a) All of the Collateral is located at the places specified on Schedule 15(b) hereto. The chief place of business and chief executive office of each Grantor and the office where


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         each Grantor keeps its records concerning the Collateral is located at the address specified in the introductory paragraph to this Security Agreement.

                 (b) The Grantors own the Collateral free and clear of any lien or security interest except for the lien and security interest created by this Security Agreement and Liens existing in favor of the Secured Party. No effective financing statement or other instrument similar in effect covering all or any part of the Collateral is on file in any recording office, except such as may have been filed in favor of the Secured Party relating to this Security Agreement. The Grantors have no trade names except as shown on
         Schedule 15(b) hereto.

                 (c) This Security Agreement has been duly executed and delivered by the Grantors and creates a valid and perfected first priority lien and security interest in the Collateral, securing the payment of the Secured Obligations, and all filings and other actions necessary or desirable to perfect and protect such lien and security interest have been duly taken.

                 (d) No consent of, or notice to, any other persons and no authorization, approval or other action by, and no notice to or filing with, any governmental authority or regulatory body is required either
         (i) for the grant by the Grantors of the lien and security interest granted hereby or for the execution, delivery or performance of this Security Agreement by the Grantors or (ii) for the perfection of or the exercise by the Secured Party of its rights and remedies hereunder, other than the filing of financing statements with the Secretary of State of the States of Texas and Delaware.

                 (e) All information with respect to the Collateral and the obligors under the Receivables set forth in any Schedule (including Schedule I hereto), certificate or other writing at any time heretofore or hereafter furnished by the Grantors to the Secured Party is and will be true, correct and complete in all material respects as of the date specified therein.

                 SECTION 6. Further Assurances. (a) The Grantors agree that from time to time, at the expense of the Grantors, the Grantors will promptly execute and deliver all further instruments and documents, and take all further action, that may be necessary or desirable, or that the Secured Party may request, in order to perfect and protect any security interest granted or purported to be granted hereby or to enable the Secured Party to exercise and enforce its rights and remedies hereunder with respect to any Collateral. Without limiting the generality of the foregoing, the Grantors will: (i) mark conspicuously, at the request of the Secured Party, each of their records pertaining to the Collateral with a legend indicating that such document, chattel paper, or Collateral is subject to the security interest granted hereby; (ii) if any Receivable shall be evidenced by a promissory note or other instrument or chattel paper, upon the request of the Secured Party, the Grantors shall, deliver and pledge to the Secured Party such note, instrument or chattel paper duly endorsed and accompanied by duly executed instruments of transfer or assignment, all in form and


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substance satisfactory to the Secured Party and (iii) execute and file such financing or continuation statements, or amendments thereto, and such other instruments or notices, as may be necessary or desirable, or as the Secured Party may request, in order to perfect and preserve the security interests granted or purported to be granted hereby.

                 (b) The Grantors hereby authorize the Secured Party to file one or more financing or continuation statements, and amendments thereto, relative to all or any part of the Collateral without the signatures of the Grantors where permitted by law. A carbon, photographic or other reproduction of this Security Agreement or any financing statement covering the Collateral or any part thereof shall be sufficient as a financing statement where permitted by law.

                 (c) The Grantors will furnish to the Secured Party from time to time statements and schedules further identifying and describing the Collateral and such other reports in connection with the Collateral as the Secured Party may reasonably request, all in reasonable detail.

                 (d) Each Grantor will promptly notify the Secured Party of any change of its name, corporate structure or federal tax identification number.

                 (e) Each Grantor shall keep its chief place of business and chief executive office and the office where it keeps its books and records concerning the Collateral, and all originals of all chattel paper, instruments and documents which evidence Receivables, at the location therefor specified in
Section 5(a) or, upon 30 days' prior written notice to the Secured Party, at such other locations in a jurisdiction where all action required by Section 6 shall have been taken with respect to the Receivables. Each Grantor will hold and preserve such records and chattel paper and will upon reasonable notice permit representatives of the Secured Party at any time during normal business hours to inspect and make abstracts from such records and chattel paper.

                 (f) Except as otherwise provided in this subsection (f), each Grantor shall continue to collect, at its own expense, all amounts due or to become due such Grantor under the Receivables. In connection with such collections, each Grantor may take (and, upon the occurrence and continuance of an Event of Default at the Secured Party's direction, shall take) such action as such Grantor or the Secured Party may deem necessary or advisable to enforce collection of the Receivables; provided, that the Secured Party shall have the right at any time, upon the occurrence and during the continuance of an Event of Default and upon written notice to each Grantor of its intention to do so, to notify the account debtors or obligors under any Receivables of the assignment of such Receivables to the Secured Party and to direct such account debtors or obligors to make payment of all amounts due or to become due to each Grantor thereunder directly to the Secured Party and, upon such notification and at the expense of such Grantor, to enforce collection of any such Receivables, and to adjust, settle or compromise the amount of payment thereof, in the same manner and to the same extent as each such Grantor might have done. After receipt by the


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Grantors of the notice from the Secured Party referred to in the proviso to the preceding sentence, (i) all amounts and proceeds (including instruments) received by the Grantors in respect of the Receivables shall be received in trust for the benefit of the Banks hereunder, shall be segregated from other funds of the Grantors and shall be forthwith paid over to the Secured Party in the same form as so received (with any necessary endorsement) to be held as cash collateral and either (A) released to the Grantors so long as no Event of Default shall have occurred and be continuing or (B) if any Event of Default shall have occurred and be continuing, applied as provided in Section
9, and (ii) the Grantors shall not adjust, settle or compromise the amount or payment of any Receivable, or release wholly or partly any account debtor or obligor thereof, or allow any credit or discount thereon, except with the prior written consent of the Secured Party.

                 (g) The Grantors shall keep the Inventory (other than Inventory sold in the ordinary course of business or Inventory in transit to a buyer) at the places therefor specified in Section 5(a) or, upon at least 30 days' prior written notice to the Secured Party, at such other places in jurisdictions where all action required by Section 6 shall have been taken with respect to the Inventory.

                 (h) Not permit anything to be done that may impair the value of any of the Collateral or the lien and security interest to be afforded by this Security Agreement.

                 SECTION 7. Insurance. The Grantors shall, at their own expense, maintain insurance as provided in Section 7.03 of the Credit Agreement.

                 SECTION 8.  Transfers and Other Liens.  The Grantors shall not:
(a) sell, assign (by agreement, operation of law or otherwise) or otherwise dispose of any of the Collateral (other than in the ordinary course of business) or (b) create or suffer to exist any lien or security interest upon or with respect to any of the Collateral, except for the lien or security interest created by this Security Agreement and liens and security interests in favor of the Secured Party as previously disclosed to the Banks.

                 SECTION 9. Remedies and Application of Proceeds. If any Event of Default shall have occurred and be continuing, the Secured Party may exercise in respect of the Collateral, in addition to other rights and remedies provided for herein or otherwise available to it, all the rights and remedies of a secured party on default under the UCC (whether or not the UCC applies to the affected Collateral) and the Secured Party may also (a) require the Grantors to, and the Grantors hereby agree that they will at their expense and upon request of the Secured Party forthwith, assemble all or part of the Collateral as directed by the Secured Party and make it available to the Secured Party at a place to be designated by the Secured Party which is reasonably convenient to both parties and (b), without notice except as specified below, sell the Collateral or any part thereof in one or more parcels at public or private sale, for cash, on credit or for future delivery, and upon


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such other terms as the Secured Party may deem commercially reasonable.  The
Grantors will execute and deliver such documents and take such other action as the Secured Party deems necessary or advisable in order that any sale may be made. Upon any such sale the Secured Party shall have the right to deliver and transfer to the purchase thereof the Collateral sold. The Grantors agree that, to the extent notice of sale shall be required by law, at least ten (10) days' prior written notice to the Grantors of the time and place of any public sale or the time after which any private sale is to be made or other intended disposition of any of the Collateral shall constitute reasonable notification thereof, except any Collateral which is perishable or threatens to decline speedily in value or is of a type customarily sold on a recognized market. The Grantors agree that such notice constitutes "reasonable notification" within the meaning of 9.504(c) of the UCC. The Secured Party shall not be obligated to make any sale of the Collateral regardless of notice of sale having been given. The Secured Party may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned.

                 SECTION 10. Secured Party Appointed Attorney-in-Fact. Effective upon the occurrence of and continuance of an Event of Default, the Grantors hereby irrevocably appoint the Secured Party the Grantors' attorney-in-fact, with full authority in the place and stead of the Grantors and in the name of the Grantors, the Secured Party or otherwise, from time to time after the occurrence and during the continuance of an Event of Default in the Secured Party's sole discretion, to take any action and to execute any instrument which the Secured Party may deem necessary or advisable to accomplish the purposes of this Security Agreement, including:

                 (a) to ask, demand, collect, sue for, recover, compromise, receive and give acquittance and receipts for moneys due and to become due under or in respect of any of the Collateral,

                 (b) to settle, compromise, prosecute or defend any action or proceeding with respect thereto,

                 (c) to extend the time of payment thereof and to make any allowance or adjustment with reference thereto, and

                 (d) to sell, transfer, assign, or otherwise deal in or with the Collateral or the proceeds or avails thereof, as fully and effectually as if the Secured Party were the absolute owner thereof.

                 SECTION 11. Secured Party May Perform. If any Grantor fails to perform any agreement contained herein, the Secured Party may itself perform, or cause performance of, such


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agreement, and the expenses of the Secured Party incurred in connection therewith shall be payable by such Grantor under Section 13.

                 SECTION 12. Limitations of the Secured Party's Duties. The powers conferred on the Secured Party hereunder are solely to protect its interest in the Collateral and shall not impose any duty upon it to exercise any such powers. Except for reasonable care in the custody of any Collateral in its possession and the accounting for moneys actually received by it hereunder, the Secured Party shall have no duty as to any Collateral or as to the taking of any necessary steps to preserve rights against prior parties or any other rights pertaining to any Collateral. The Secured Party shall be deemed to have exercised reasonable care in the custody and preservation of any Collateral in its possession if such Collateral is accorded treatment substantially equal to that which the Secured Party accords it own property, it being understood that the Secured Party shall not have any responsibility for taking any necessary steps to preserve rights against any parties with respect to any Collateral.

                 SECTION 13. Indemnity and Expenses. (a) The Grantors shall indemnify the Secured Party and any Affiliate thereof and their respective directors, officers, employees and agents from, and hold each of them harmless against, any and all losses, liabilities, claims or damages (including reasonable legal fees and expenses) to which any of them may become subject, insofar as such losses, liabilities, claims or damages arise out of or result from (i) this Security Agreement, the Credit Agreement or any of the loan documents executed in connection herewith or (ii) any investigation, litigation or other proceeding (including any threatened investigation or proceeding) relating to the foregoing, and the Grantors shall reimburse the Secured Party and each Affiliate thereof and their respective directors, officers, employees and agents, upon demand for any expenses (including legal fees) reasonably incurred in connection with any such investigation or proceeding, but excluding any such losses, liabilities, claims, damages or expenses incurred by reason of the gross negligence or willful misconduct of the person to be indemnified. IT IS THE EXPRESS INTENTION OF THE GRANTORS THAT EACH PERSON TO BE INDEMNIFIED HEREUNDER SHALL BE INDEMNIFIED AND HELD HARMLESS AGAINST ANY AND ALL LOSSES, LIABILITIES, CLAIMS OR DAMAGES AS LIMITED IN THE PRECEDING SENTENCE ARISING OUT OF OR RESULTING FROM THE ORDINARY, SOLE OR CONTRIBUTORY NEGLIGENCE OF SUCH PERSON. Without prejudice to the survival of any other obligations of the Grantors hereunder, the obligations of the Grantors under this Section shall survive the termination of this Security Agreement.

                 (b) The Grantors agree to pay within ten (10) Business Days (as such term is defined in the Credit Agreement) after demand, to the Secured Party the amount of any and all reasonable expenses, including the fees and disbursements of its counsel and of any experts and agents, that the Secured Party may incur in connection with (i) the administration of this Security Agreement, (ii) the evaluation, appraisal, custody, preservation, use or operation of, or the sale of, collection from, or other realization upon, any of the Collateral, (iii) the exercise or enforcement of


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any of the rights of the Secured Party hereunder of (iv) the failure by the
Grantors to perform or observe any of the provisions hereof. The Grantors agree to pay interest on any expenses or other sums payable to the Secured Party hereunder that are not paid when due at a rate per annum equal to the Default Rate (as such term is defined in the Credit Agreement).

                 SECTION 14. Address for Notices. All notices and other communications provided for hereunder shall be in writing and, if to the Grantors, mailed or telecopied or delivered to them, addressed to them at the addresses provided for the Grantors in the introductory paragraph to this Security Agreement, Attention: Mr. Edmund J. Gorman, Telecopy No.
(713) 624-1909, if to the Secured Party to it at 712 Main Street, Houston,
Texas 77002, Attention: Mr. Bruce A. Shilcutt, Telecopy No. (713) 216-2902, or as to any party at such other address as shall be designated by such party in a written notice to each other party complying as to delivery with the terms of this Section. All such notices and other communications shall, when mailed or telecopied, or delivered respectively, be effective when mailed by certified mail return receipt requested to any party as its address specified herein, or telecopied to any party to the telecopy number set forth herein, as applicable, or delivered personally to any party at its address specified above.

                 SECTION 15. Termination; Reinstatement. (a) The Grantors agree that this Security Agreement and the liens and security interests granted hereunder shall terminate only when all Obligations have been fully paid and performed, at which time the Secured Party upon the Grantors' request shall reassign and redeliver, including the termination of any financing statements (or cause to be reassigned and redelivered) to the Grantors, or to such person as the Grantors shall designate in writing, against receipt, such of the Collateral (if any) as shall not have been sold or otherwise applied by the Secured Party pursuant to the terms hereof and shall still be held by it hereunder. Any such reassignment shall be without recourse upon, or representation or warranty by, the Secured Party (other than that the Secured Party has not sold, encumbered or otherwise transferred any interest in the Collateral except as provided in this Security Agreement) and shall be at the sole cost and expense of the Grantors.

                 (b) This Security Agreement shall continue to be effective or be reinstated, as the case may be, if at any time any amount received by the Secured Party in respect of the Secured Obligations is rescinded or must otherwise be restored or returned by the Secured Party upon the filing of any bankruptcy proceeding by or of the Grantors or upon the appointment of any intervenor or conservator of, or trustee or similar official for, the Grantors or any substantial part of their assets, or otherwise, all as though such payments had not been made.

                 SECTION 16.  Miscellaneous.

                 (a) No amendment or waiver of any provision of this Security Agreement, nor consent to any departure by the Grantors herefrom, shall in any event be effective unless the


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same shall be in writing and signed by the Secured Party and the Grantors, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

                 (b) All rights and marshalling of assets of the Grantors, including any such right with respect to the Collateral, are hereby waived by the Grantors.

                 (c) All rights, remedies and powers provided in this Security Agreement may be exercised only to the extent that the exercise thereof does not violate any applicable provision of law, and all the provisions of this Security Agreement are intended to be subject to all applicable mandatory provisions of law which may be controlling and to be limited to the extent necessary so that they will not render this Security Agreement invalid, unenforceable, in whole or in part, or not entitled to be recorded, registered or filed under the provisions of any applicable law.

                 (d) Should any clause, sentence, paragraph, subsection or Section of this Security Agreement be judicially declared to be invalid, unenforceable or void, such decision will not have the effect of invalidating or voiding the remainder of this Security Agreement, and the parties hereto agree that the part or parts of this Security Agreement so held to be invalid, unenforceable or void will be deemed to have been stricken herefrom by the parties hereto, and the remainder will have the same force and effectiveness as if such stricken part or parts had never been included herein.

                 (e) No failure on the part of the Secured Party to exercise, and no delay in exercising, any right hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any right hereunder preclude any other or further exercise thereof or the exercise of any other right. The remedies herein provided are cumulative and not exclusive of any remedies provided by law.

                 (f) This Security Agreement may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute but one and the same agreement.

                 (g) This Security Agreement shall create a continuing security interest in the Collateral and shall (a) remain in full force and effect until payment in full of the Secured Obligations, (b) be binding upon the Grantors, their successors and assigns and (c) inure to the benefit of the Secured Party and its successors, transferees and assigns. Upon the payment in full of the Secured Obligations, the lien and security interest granted hereby shall terminate and all rights to the Collateral shall revert to the Grantors. Upon any such termination, the Secured


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Party will, at the Grantors' expense, promptly execute and deliver to the
Grantors such documents as the Grantors shall reasonably request to evidence such termination.

                 (h) All representations and warranties contained in this Security Agreement or made in writing by or on behalf of the Grantors in connection herewith shall survive the execution and delivery of this Security Agreement and repayment of the Secured Obligations. Any investigation by the Secured Party shall not diminish in any respect whatsoever its rights to rely on such representations and warranties.

                 (i) The Grantors hereby expressly waive, to the extent permitted by applicable law, (1) notice of the acceptance by the Secured Party of this Security Agreement, (2) notice of the existence or creation or non-payment of all or any of the Secured Obligations, (3) presentment, demand, notice of dishonor, protest, intent to accelerate, acceleration and all other notices whatsoever, and (4) all diligence in collection or protection of or realization upon the Secured Obligations or any thereof, any obligation hereunder, or any security for or guaranty of any of the foregoing.

                 (j) In this Security Agreement, unless a clear contrary intention appears:

                 (i) the words "herein", "hereof" and "hereunder" and other words of similar import refer to this Security Agreement as a whole and not to any particular Article, Section or other subdivision;

                 (ii) reference to any person includes such person's successors and assigns and reference to a person in a particular capacity excludes such person in any other capacity or individually;

                 (iii) reference to any agreement, document or instrument means such agreement, document or instrument as amended, supplemented or modified and in effect from time to time in accordance with the terms thereof;

                 (iv) unless the context indicates otherwise, reference to any Article, Section, Schedule or Exhibit means such Article or Section hereof or such Schedule or Exhibit hereto;

                 (v) the words "including" (and "include") means including, without limiting the generality of any description preceding such term;

                 (vi) with respect to the determination of any period of time, the word "from" means "from and including" and the word "to" means "to but excluding;" and

                 (vii) reference to any law means such as amended, modified, codified or reenacted, in whole or in part, and in effect from time to time.

                 (k) The Article and Section headings herein are for convenience only and shall not affect the construction hereof.

                 (l) No provision of this Security Agreement shall be interpreted or construed against any Person solely because that person or its legal representative drafted such provision.

                 SECTION 17. Ratification of Security Agreement. The Original Security Agreement, as amended and restated by this Security Agreement, and the liens created thereby, are hereby in all respects affirmed, ratified, confirmed and continued.

                 SECTION 18. Governing Law, Terms. THIS SECURITY AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF TEXAS, EXCEPT AS REQUIRED BY MANDATORY PROVISIONS OF LAW AND EXCEPT TO THE EXTENT THAT THE VALIDITY OR PERFECTION OF THE SECURITY INTEREST HEREUNDER, OR REMEDIES HEREUNDER, IN RESPECT OF ANY PARTICULAR COLLATERAL ARE GOVERNED BY THE LAWS OF A JURISDICTION OTHER THAN THE STATE OF TEXAS.

                 SECTION 19. Waiver of Jury Trial. THE GRANTORS HEREBY WAIVE, TO THE EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT TO A TRIAL BY JURY IN ANY ACTION OR PROCEEDING TO ENFORCE OR DEFEND ANY RIGHTS UNDER THIS SECURITY AGREEMENT OR UNDER ANY AMENDMENT, INSTRUMENT, DOCUMENT OR AGREEMENT DELIVERED OR WHICH MAY IN THE FUTURE BE DELIVERED IN CONNECTION HEREWITH OR ARISING FROM OR RELATING TO ANY BANKING RELATIONSHIP EXISTING IN CONNECTION WITH THIS SECURITY AGREEMENT AND AGREES, TO THE EXTENT PERMITTED BY APPLICABLE LAW, THAT ANY SUCH ACTION OR PROCEEDING SHALL BE TRIED BEFORE A COURT AND NOT BEFORE A JURY.

                 SECTION 20. Submission to Jurisdiction. (a) ANY LEGAL ACTION OR PROCEEDING WITH RESPECT TO THIS SECURITY AGREEMENT AND THE OTHER LOAN DOCUMENTS MAY BE BROUGHT IN THE COURTS OF THE STATE OF TEXAS OR OF THE UNITED STATES FOR THE SOUTHERN DISTRICT OF TEXAS AND, BY EXECUTION AND DELIVERY OF THIS SECURITY AGREEMENT, EACH GRANTOR HEREBY IRREVOCABLY ACCEPTS FOR ITSELF AND IN RESPECT OF ITS PROPERTY, UNCONDITIONALLY, THE NON-EXCLUSIVE JURISDICTION OF THE

AFORESAID COURTS WITH RESPECT TO ANY SUCH ACTION OR PROCEEDING. EACH GRANTOR FURTHER IRREVOCABLY CONSENTS TO THE SERVICE OF PROCESS OUT OF ANY OF THE AFOREMENTIONED COURTS IN ANY SUCH ACTION OR PROCEEDING BY THE MAILING OF COPIES THEREOF BY REGISTERED OR CERTIFIED MAIL, POSTAGE PREPAID, TO IT AT ITS ADDRESS SET FORTH IN SECTION 14, SUCH SERVICE TO BECOME EFFECTIVE THIRTY DAYS AFTER SUCH MAILING. NOTHING HEREIN SHALL AFFECT THE RIGHT OF THE SECURED PARTY TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY LAW OR TO COMMENCE LEGAL PROCEEDINGS OR OTHERWISE PROCEED AGAINST ANY LOAN PARTY IN ANY OTHER JURISDICTION.

         (b) EACH GRANTOR HEREBY IRREVOCABLY WAIVES ANY OBJECTION WHICH IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE OF ANY OF THE AFORESAID ACTIONS OR PROCEEDINGS ARISING OUT OF OR IN CONNECTION WITH THIS AGREEMENT BROUGHT IN THE COURTS REFERRED TO IN CLAUSE (a) ABOVE AND HEREBY FURTHER IRREVOCABLY WAIVES AND AGREES NOT TO PLEAD OR CLAIM IN ANY SUCH COURT THAT ANY SUCH ACTION OR PROCEEDING BROUGHT IN ANY SUCH COURT HAS BEEN BROUGHT IN AN INCONVENIENT FORUM.

                 SECTION 21. Final Agreement of the Parties. THIS SECURITY AGREEMENT (INCLUDING THE SCHEDULES HERETO), THE NOTES, THE CREDIT AGREEMENT AND THE OTHER LOAN DOCUMENTS CONSTITUTE A "LOAN AGREEMENT" AS DEFINED IN SECTION 26.02(A) OF THE TEXAS BUSINESS AND COMMERCE CODE, AND REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES RELATING TO THE SUBJECT MATTER HEREOF AND THEREOF AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

                 IN WITNESS WHEREOF, each Grantor has caused this Security Agreement to be duly executed and delivered by their respective officers thereunto duly authorized as of the date first above written.




                                        AMERICAN ECOLOGY RECYCLE CENTER, INC.

                                        AMERICAN ECOLOGY MANAGEMENT
                                        CORPORATION

                                        AMERICAN ECOLOGY INTERNATIONAL, INC.

                                        AMERICAN ECOLOGY ENVIRONMENTAL
                                        SERVICES CORPORATION

                                        TEXAS ECOLOGISTS, INC.

                                        TRANSTEC ENVIRONMENTAL, INC.

                                        US ECOLOGY, INC.

                                        WPI TRANSPORTATION, INC.

                                        WPI WASTE CARRIERS, INC.



                                        By:       /s/ EDMUND J. GORMAN
                                           -----------------------------------
                                                      Edmund J. Gorman
                                                   Executive Vice President



                                        AMERICAN ECOLOGY SERVICES CORPORATION



                                        By:       /s/ EDMUND J. GORMAN
                                           -----------------------------------
                                                      Edmund J. Gorman
                                                     Senior Vice President

                                 SCHEDULE 15(b)


                      Locations of Inventory and Equipment


American Ecology Environmental Services Corp.               Winona, Texas

American Ecology International, Inc.                        Houston, Texas

American Ecology Management Corp.                           Houston, Texas

American Ecology Recycle Center, Inc.                       Oak Ridge, Tennessee

American Ecology Services Corp.                             Houston, Texas

American Liability and Excess Insurance Company             Burlington, Vermont

Texas Ecologists, Inc.                                      Robstown, Texas

Transtec Environmental, Inc.                                Louisville, Ohio

US Ecology, Inc.                                            Beatty, Nevada

US Ecology, Inc.                                            Butte, Nebraska

US Ecology, Inc.                                            Needles, California

US Ecology, Inc.                                            Oak Ridge, Tennessee

US Ecology, Inc.                                            Richland, Washington

US Ecology, Inc.                                            Sheffield, Illinois

WPI Transportation, Inc.                                    Pasadena, Texas

WPI Waste Carriers, Inc.                                    Pasadena, Texas


                                  Trade Names


None